Filed Pursuant to Rule 433
Registration No. 333-283053
February 24, 2025

Final Term Sheet

Chevron U.S.A. Inc.

4.405% Notes Due 2027

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$750,000,000

Maturity Date:	February 26, 2027

Coupon:	4.405%

Interest Payment Dates:	February 26 and August 26 of each year, commencing August 26, 2025

Benchmark Treasury:	4.125% due January 31, 2027

Benchmark Treasury Yield:	4.175%

Spread to Benchmark Treasury:	23 bps

Yield to Maturity:	4.405%

Price to Public:	Per Note: 100.000%; Total: $750,000,000

Aggregate Net Proceeds (Before Expenses):	$749,175,000

Optional Redemption:	Make-whole call: At the Treasury Rate (as defined in the preliminary prospectus supplement dated February 24, 2025 related to the Notes) plus 5 bps, plus accrued and unpaid interest

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756AZ9 / US166756AZ95

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its Floating Rate Notes Due 2027, $1,000,000,000 of its 4.475% Notes Due 2028, $500,000,000 of its Floating Rate Notes Due 2028, $1,100,000,000 of its 4.687% Notes Due 2030, $650,000,000 of its 4.819% Notes Due 2032 and $750,000,000 of its 4.980% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,742,581,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

Floating Rate Notes Due 2027

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$750,000,000

Maturity Date:	February 26, 2027

Interest Payment Dates:	February 26, May 26, August 26 and November 26 of each year, commencing May 27, 2025

Interest Rate:	Compounded SOFR (as defined under “Description of the Notes—Interest—Floating Rate Notes” in the preliminary prospectus supplement dated February 24, 2025 plus 36 bps

Interest Reset Dates:	Each Floating Rate Interest Payment Date

Interest Determination Date:	The second U.S. Government Securities Business Day preceding each Floating Rate Interest Payment Date

U.S. Government Securities Business Day:	As defined under “Description of the Notes—Interest—Floating Rate Notes” in the preliminary prospectus supplement dated February 24, 2025

Interest Period:	The period from and including a Floating Rate Interest Payment Date (or, in the case of the initial Interest Period, the Settlement Date) to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final interest period for the Floating Rate Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date of the Floating Rate Notes to, but excluding, the maturity date

Observation Period:	The period from and including second U.S. Government Securities Business Days preceding the first date of such relevant Interest Period to but excluding second U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date for such Interest Period; provided that the first Observation Period shall be the period from and including second U.S. Government Securities Business Days preceding the settlement date of the Floating Rate Notes to, but excluding, the second U.S. Government Securities Business Days preceding the first Floating Rate Interest Payment Date

Day Count Convention:	Actual/360

Calculation Agent:	Deutsche Bank Trust Company Americas, or its successor appointed by the Company

Price to Public:	Per Note: 100.000%; Total: $750,000,000

Aggregate Net Proceeds (Before Expenses):	$749,175,000

Redemption:	The Floating Rate Notes Due 2027 shall not be redeemable prior to their maturity

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756BA3 / US166756BA36

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its 4.405% Notes Due 2027, $1,000,000,000 of its 4.475% Notes Due 2028, $500,000,000 of its Floating Rate Notes Due 2028, $1,100,000,000 of its 4.687% Notes Due 2030, $650,000,000 of its 4.819% Notes Due 2032 and $750,000,000 of its 4.980% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,742,581,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

4.475% Notes Due 2028

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$1,000,000,000

Maturity Date:	February 26, 2028

Coupon:	4.475%

Interest Payment Dates:	February 26 and August 26 of each year, commencing August 26, 2025

Benchmark Treasury:	4.250% due February 15, 2028

Benchmark Treasury Yield:	4.175%

Spread to Benchmark Treasury:	30 bps

Yield to Maturity:	4.475%

Price to Public:	Per Note: 100.000%; Total: $1,000,000,000

Aggregate Net Proceeds (Before Expenses):	$998,600,000

Optional Redemption:

Prior to the Par Call Date for the Notes, make-whole call at the greater of 100% of the principal amount of the Notes to be redeemed and the discounted present value through the Par Call Date at the Treasury Rate (as defined in the preliminary prospectus supplement dated February 24, 2025 related to the Notes) plus 5 bps, plus accrued and unpaid interest

On or after the Par Call Date, par call plus accrued and unpaid interest

Par Call Date	January 26, 2028

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756BB1 / US166756BB19

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its 4.405% Notes Due 2027, $750,000,000 of its Floating Rate Notes Due 2027, $500,000,000 of its Floating Rate Notes Due 2028, $1,100,000,000 of its 4.687% Notes Due 2030, $650,000,000 of its 4.819% Notes Due 2032 and $750,000,000 of its 4.980% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,493,156,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

Floating Rate Notes Due 2028

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$500,000,000

Maturity Date:	February 26, 2028

Interest Payment Dates:	February 26, May 26, August 26 and November 26 of each year, commencing May 27, 2025

Interest Rate:	Compounded SOFR (as defined under “Description of the Notes—Interest—Floating Rate Notes” in the preliminary prospectus supplement dated February 24, 2025 plus 47 bps

Interest Reset Dates:	Each Floating Rate Interest Payment Date

Interest Determination Date:	The second U.S. Government Securities Business Day preceding each Floating Rate Interest Payment Date

U.S. Government Securities Business Day:	As defined under “Description of the Notes—Interest—Floating Rate Notes” in the preliminary prospectus supplement dated February 24, 2025

Interest Period:	The period from and including a Floating Rate Interest Payment Date (or, in the case of the initial Interest Period, the Settlement Date) to, but excluding, the immediately succeeding Floating Rate Interest Payment Date (such succeeding Floating Rate Interest Payment Date, the “Latter Floating Rate Interest Payment Date”); provided that the final interest period for the Floating Rate Notes will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date of the Floating Rate Notes to, but excluding, the maturity date

Observation Period:	The period from and including second U.S. Government Securities Business Days preceding the first date of such relevant Interest Period to but excluding second U.S. Government Securities Business Days preceding the Latter Floating Rate Interest Payment Date for such Interest Period; provided that the first Observation Period shall be the period from and including second U.S. Government Securities Business Days preceding the settlement date of the Floating Rate Notes to, but excluding, the second U.S. Government Securities Business Days preceding the first Floating Rate Interest Payment Date

Day Count Convention:	Actual/360

Calculation Agent:	Deutsche Bank Trust Company Americas, or its successor appointed by the Company

Price to Public:	Per Note: 100.000%; Total: $500,000,000

Aggregate Net Proceeds (Before Expenses):	$499,300,000

Redemption:	The Floating Rate Notes Due 2028 shall not be redeemable prior to their maturity

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756BC9 / US166756BC91

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its 4.405% Notes Due 2027, $750,000,000 of its Floating Rate Notes Due 2027, $1,000,000,000 of its 4.475% Notes Due 2028, $1,100,000,000 of its 4.687% Notes Due 2030, $650,000,000 of its 4.819% Notes Due 2032 and $750,000,000 of its 4.980% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,992,456,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

4.687% Notes Due 2030

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$1,100,000,000

Maturity Date:	April 15, 2030

Coupon:	4.687%

Interest Payment Dates:	April 15 and October 15 of each year, commencing October 15, 2025

Benchmark Treasury:	4.250% due January 31, 2030

Benchmark Treasury Yield:	4.237%

Spread to Benchmark Treasury:	45 bps

Yield to Maturity:	4.687%

Price to Public:	Per Note: 99.991%; Total: $1,099,901,000

Aggregate Net Proceeds (Before Expenses):	$1,098,251,000

Optional Redemption:

Prior to the Par Call Date for the Notes, make-whole call at the greater of 100% of the principal amount of the Notes to be redeemed and the discounted present value through the Par Call Date at the Treasury Rate (as defined in the preliminary prospectus supplement dated February 24, 2025 related to the Notes) plus 10 bps, plus accrued and unpaid interest

On or after the Par Call Date, par call plus accrued and unpaid interest

Par Call Date	March 15, 2030

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756BD7 / US166756BD74

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its 4.405% Notes Due 2027, $750,000,000 of its Floating Rate Notes Due 2027, $1,000,000,000 of its 4.475% Notes Due 2028, $500,000,000 of its Floating Rate Notes Due 2028, $650,000,000 of its 4.819% Notes Due 2032 and $750,000,000 of its 4.980% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,393,505,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

4.819% Notes Due 2032

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$650,000,000

Maturity Date:	April 15, 2032

Coupon:	4.819%

Interest Payment Dates:	April 15 and October 15 of each year, commencing October 15, 2025

Benchmark Treasury:	4.375% due January 31, 2032

Benchmark Treasury Yield:	4.319%

Spread to Benchmark Treasury:	50 bps

Yield to Maturity:	4.819%

Price to Public:	Per Note: 99.990%; Total: $649,935,000

Aggregate Net Proceeds (Before Expenses):	$648,830,000

Optional Redemption:

Prior to the Par Call Date for the Notes, make-whole call at the greater of 100% of the principal amount of the Notes to be redeemed and the discounted present value through the Par Call Date at the Treasury Rate (as defined in the preliminary prospectus supplement dated February 24, 2025 related to the Notes) plus 10 bps, plus accrued and unpaid interest

On or after the Par Call Date, par call plus accrued and unpaid interest

Par Call Date	February 15, 2032

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756BE5 / US166756BE57

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its 4.405% Notes Due 2027, $750,000,000 of its Floating Rate Notes Due 2027, $1,000,000,000 of its 4.475% Notes Due 2028, $500,000,000 of its Floating Rate Notes Due 2028, $1,100,000,000 of its 4.687% Notes Due 2030 and $750,000,000 of its 4.980% Notes Due 2035 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,842,926,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

U.S. Bancorp Investments, Inc.

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

Final Term Sheet

Chevron U.S.A. Inc.

4.980% Notes Due 2035

Fully and unconditionally guaranteed by Chevron Corporation

Dated February 24, 2025

Issuer:	Chevron U.S.A. Inc.

Guarantor:	Chevron Corporation

Aggregate Principal Amount Offered:	$750,000,000

Maturity Date:	April 15, 2035

Coupon:	4.980%

Interest Payment Dates:	April 15 and October 15 of each year, commencing October 15, 2025

Benchmark Treasury:	4.625% due February 15, 2035

Benchmark Treasury Yield:	4.400%

Spread to Benchmark Treasury:	58 bps

Yield to Maturity:	4.980%

Price to Public:	Per Note: 99.990%; Total: $749,925,000

Aggregate Net Proceeds (Before Expenses):	$748,425,000

Optional Redemption:

Prior to the Par Call Date for the Notes, make-whole call at the greater of 100% of the principal amount of the Notes to be redeemed and the discounted present value through the Par Call Date at the Treasury Rate (as defined in the preliminary prospectus supplement dated February 24, 2025 related to the Notes) plus 10 bps, plus accrued and unpaid interest

On or after the Par Call Date, par call plus accrued and unpaid interest

Par Call Date	January 15, 2035

Trade Date:	February 24, 2025

Settlement Date:	February 26, 2025 (T+2)

CUSIP / ISIN:	166756BF2 / US166756BF23

Concurrent Debt Offerings:	The issuer is also offering $750,000,000 of its 4.405% Notes Due 2027, $750,000,000 of its Floating Rate Notes Due 2027, $1,000,000,000 of its 4.475% Notes Due 2028, $500,000,000 of its Floating Rate Notes Due 2028, $1,100,000,000 of its 4.687% Notes Due 2030 and $650,000,000 of its 4.819% Notes Due 2032 for total additional net proceeds (before expenses) for such concurrent debt offerings of $4,743,331,000

Joint Book-Running Managers:

Barclays Capital Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

HSBC Securities (USA) Inc.

Morgan Stanley & Co. LLC

MUFG Securities Americas Inc.

Standard Chartered Bank

Co-Managers:

Mizuho Securities USA LLC

Scotia Capital (USA) Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

Loop Capital Markets LLC

Santander US Capital Markets LLC

BBVA Securities Inc.

Intesa Sanpaolo IMI Securities Corp.

The Standard Bank of South Africa Limited

The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering in the United States to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering in the United States. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in this offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847; BofA Securities, Inc. toll-free at 1-800-294-1322; and J.P. Morgan Securities LLC collect at 1-212-834-4533.

We expect that delivery of the notes will be made to investors on or about February 26, 2025, which will be the second business day following the date of this pricing term sheet (such settlement cycle being referred to as “T+2”). Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes more than one business day prior to their date of delivery will be required, by virtue of the fact that the notes initially settle in T+2, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement and should consult their own advisors.

To the extent any underwriter that is not a U.S.-registered broker-dealer intends to effect sales of the notes in the United States, it will do so through one or more U.S.-registered broker-dealers in accordance with the applicable U.S. securities laws and regulations.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.